UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023
 ______________________________
Forestar Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2221 E. Lamar Blvd., Suite 790, Arlington, Texas 76006
(Address of principal executive offices)
(817) 769-1860
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	FOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 17, 2023, Forestar Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of five director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation, (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2023, (4) the approval of the 2022 Employee Stock Purchase Plan, and (5) an advisory vote on the frequency of future advisory votes on executive compensation. There were 49,772,555 shares of Common Stock eligible to be voted at this meeting and there were 47,726,189 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the five listed matters were as follows:

(1). Proposal One: Election of Directors. Stockholders elected each of the following nominees as a director to hold office until the 2024 Annual Meeting and until his or her successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
Samuel R. Fuller	45,781,735	546,828	13,073	1,384,553
Lisa H. Jamieson	45,796,938	536,675	8,023	1,384,553
G.F. (Rick) Ringler, III	43,316,557	2,395,367	629,712	1,384,553
Donald C. Spitzer	45,734,855	593,727	13,054	1,384,553
Donald J. Tomnitz	46,285,374	43,095	13,167	1,384,553

(2). Proposal Two: Advisory Vote on the Approval of Executive Compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
45,435,099	862,885	43,652	1,384,553

(3). Proposal Three: Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023 based on the following votes.

For	Against	Abstain
47,625,038	96,518	4,633

(4). Proposal Four: Approval of the 2022 Employee Stock Purchase Plan. Stockholders approved the 2022 Employee Stock Purchase Plan based on the following votes.

For	Against	Abstain	Broker Non-Votes
46,245,247	89,306	7,083	1,384,553

(5). Proposal Five: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. Stockholders approved the frequency of future advisory votes on executive compensation based on the following votes.

1 Year	2 Years	3 Years	Abstain
45,183,934	59,466	1,087,999	10,237

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Forestar Group Inc. 2022 Employee Stock Purchase Plan
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.
Date:	January 18, 2023	By:	/S/ ASHLEY DAGLEY
Ashley Dagley
Senior Vice President and Corporate Secretary